News Release

Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:	Robin Blackwell, J.D.	William M. Lowe, Jr.
	Vice President Corporate Communications	Executive Vice President and
	and Investor Relations	Chief Financial Officer
	robinblackwell@kemet.com	williamlowe@kemet.com
	954-245-8742	954-766-2840 or 864-963-6484

KEMET ANNOUNCES RETIREMENT AND TRANSITION PLAN OF CFO

Fort Lauderdale, Florida (December 3, 2018) - KEMET Corporation (“KEMET” or the “Company”) (NYSE: KEM), a leading global supplier of passive electronic components, today reported that William M. Lowe, Jr., Executive Vice President and Chief Financial Officer has announced his decision to retire from the Company next May 31, 2019.
Mr. Lowe joined the Company in July 2008 and has been a member of the Company's executive leadership team, with responsibility for leading all aspects of KEMET’s financial activities, including accounting, reporting, internal controls, treasury, tax and investor relations. During his career with the Company, Mr. Lowe has overseen the Company's cost savings efforts, working capital and cash management, and was an integral part of the successful conclusion of the TOKIN acquisition last calendar year. Just recently Mr. Lowe lead the successful refinancing of the Company’s debt with financing through a bank group in Japan.

Gregory Thompson has been hired as Executive Vice President - Finance and will assume the role of Executive Vice President and Chief Financial Officer next May 2019. Mr. Thompson is an experienced public company CFO with deep global experience across several industries including electronics, chemicals, building products, medical equipment, manufacturing, technology software and services. He has 25 years of experience engaging to enhance shareholder value through strategy development, acquisition and divestiture initiatives, capital structure optimization and operational improvements while maintaining a focus on pragmatic risk management, prudent financial controls and fiscal discipline. From January 2008 to October 2016 Mr. Thompson served as EVP and CFO of Axiall Corporation, a $5 billion chemical manufacturer. Mr. Thompson has also served as SVP and CFO of Invacare Corporation, a $1.6 billion global leader in the manufacture and distribution of home and long-term care medical products, and SVP, CFO and Controller of Sensormatic Electronics Corporation, a $1.1 billion global manufacturer of electronic security products for retail loss prevention.

“Bill Lowe has been my comrade-in-arms at KEMET for more than ten years, during which KEMET has substantially improved both our operating results and our balance sheet,” stated Per Loof, the Company’s Chief Executive Officer. “During that time, among other achievements, our EPS and market cap have increased significantly, and Net Debt has been reduced by 88%. I’ll miss experiencing Bill’s dedication, professionalism and humor on a daily basis, but I know that his contributions in building a first-class global finance department and transforming our balance sheet will endure. Before he begins his well-earned retirement, Bill will ensure a smooth transition by working closely with Greg Thompson through the completion of our financial reporting for the FY2019 fiscal year. I’m delighted that Greg has chosen to join KEMET as Bill’s eventual successor. Greg and I previously worked together at Sensormatic Electronics Corporation, a billion-dollar NYSE company in which I served as President/CEO with Greg as CFO. Greg’s broad experience and proven success as the chief financial officer of three $1 billion + public companies make him extremely qualified to succeed Bill and continue the excellent progress that we may have made.”

About KEMET
The Company’s common stock is listed on the NYSE under the ticker symbol “KEM” (NYSE: KEM).  At the Investor Relations section of our web site at http://www.kemet.com/IR, users may subscribe to KEMET news releases and find additional information about our Company.  KEMET offers our customers the broadest selection of capacitor technologies in the industry, along with an expanding range of electromechanical devices, electromagnetic compatibility solutions and supercapacitors. Our vision is to be the preferred supplier of electronic component solutions demanding the highest standards of quality, delivery and service. Additional information about KEMET can be found at http://www.kemet.com.
Cautionary Statement on Forward-Looking Statements
Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the Company’s financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets, in which the Company operates, as well as management’s beliefs and assumptions. Words such as “expects,” “anticipates,” “believes,” “estimates” or other similar expressions and future or conditional verbs such as “will,” “should,” “would,” and “could” are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.
Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and could cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays, or unexpected costs in completing the Company's restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks, including the ability to successfully integrate and maintain adequate internal controls over financial reporting in compliance with applicable regulations; (viii) our acquisition of TOKIN Corporation may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting, and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters, data protection, cyber security, and privacy; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) economic and demographic experience for pension and other post-retirement benefit plans could be less favorable than our assumptions; (xxii) fluctuation in distributor sales could adversely affect our results of operations; (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations; and (xxiv) volatility in our stock price.

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